                                                                            EXHIBIT 99.68

                               YOLO COMMUNITY BANK

                                  BALANCE SHEET
                                   (Unaudited)
                       June 30, 2004 and December 31, 2003

                                                             June 30,        December 31,
                            ASSETS                             2004             2003
                                                           -------------    -------------
Cash and due from banks                                    $   6,148,914    $   5,630,261
Investment securities                                         23,731,079       25,266,890
Loans, less allowance for losses of $935,000 on
  June 30, 2004 and $915,000 on December 31, 2003             78,117,548       67,731,921
Bank premises and equipment, net                                 462,022          470,433
Accrued interest receivable and other assets                   2,894,219        2,418,923
                                                           -------------    -------------
                                                             111,353,782      101,518,428
                                                           =============    =============
                       LIABILITIES AND
                    SHAREHOLDERS' EQUITY
Deposits:
Non-interest bearing                                          18,356,474       20,150,079
Interest bearing                                              72,095,275       69,134,024
                                                           -------------    -------------
Total deposits                                                90,451,749       89,284,103

Note payable                                                     128,000          179,125
Short-term borrowings                                         12,100,000        3,000,000
Accrued interest payable and other liabilities                   183,205          271,949
                                                           -------------    -------------
Total liabilities                                            102,862,954       92,735,177
                                                           -------------    -------------
Commitments and contingencies

Shareholders' equity:
  Common stock - no par value: 1,000,000 shares
  authorized; issued and outstanding - 71,693 shares
  issued and outstanding at June 30, 2004 and
  December 31, 2003                                            8,082,988        8,082,988
  Retained earnings                                              920,783          849,659
  Unearned ESOP shares (917 shares, at cost)                    (128,000)        (160,000)
  Accumulated other comprehensive (loss) income                 (384,943)          10,604
                                                           -------------    -------------
                   Total shareholders' equity                  8,490,828        8,783,251
                                                           -------------    -------------
                                                           $ 111,353,782    $ 101,518,428
                                                           =============    =============

                   See notes to unaudited financial statements

                               YOLO COMMUNITY BANK
                               STATEMENT OF INCOME
                                   (Unaudited)
             For the Six Month Periods Ended June 30, 2004 and 2003

                                                                    2004            2003
                                                                ------------    ------------
Interest income:
  Interest and fees on loans                                    $  2,435,173    $  2,503,010
  Interest on Federal funds sold                                       9,145          14,624
  Interest and dividends on investment securities                    357,254         139,534
                                                                ------------    ------------
            Total interest income                                  2,801,572       2,657,168

Interest expense:
  Interest on deposits                                               449,049         574,209
  Interest on notes payable                                            3,580           3,512
  Interest on short-term borrowings                                   14,509             271
                                                                ------------    ------------
Total interest expense                                               467,138         577,992
                                                                ------------    ------------
Net interest income                                                2,334,434       2,079,176
Provision for loan losses                                             20,000          80,000
                                                                ------------    ------------
          Net interest income after provision for loan losses      2,314,434       1,999,176
                                                                ------------    ------------

Non-interest income:
  Service charges                                                     35,321          41,998
  Loan packaging fees                                                 76,944         273,907
  Gain on sale of loans                                               17,181           4,000
  Other income                                                       132,974          80,752
                                                                ------------    ------------
Total non-interest income                                            262,420         400,657
                                                                ------------    ------------
  Other expenses:
  Salaries and employee benefits                                   1,072,875       1,069,490
  Occupancy and equipment                                            376,122         318,973
  Other                                                              570,710         417,993
                                                                ------------    ------------
Total expenses                                                     2,019,707       1,806,456
                                                                ------------    ------------
Income before income taxes                                           557,147         593,377
Income taxes                                                          15,000          25,000
                                                                ------------    ------------
Net income                                                      $    542,147    $    568,377
                                                                ============    ============
Basic earnings per share                                        $       7.56    $       8.71
                                                                ============    ============
Diluted earnings per share                                      $       7.32    $       8.55
                                                                ============    ============

                   See notes to unaudited financial statements


                               YOLO COMMUNITY BANK
                             STATEMENT OF CASH FLOWS
                                   (Unaudited)
             For the Six Month Periods Ended June 30, 2004 and 2003

                                                                                 2004            2003
                                                                             ------------    ------------
Cash flows from operating activities:
   Net income                                                                $    542,147    $    568,377
   Adjustments to reconcile net income to cash provided by
     operating activities:
       Provision for loan losses                                                   20,000          80,000
       Depreciation, amortization and accretion                                   223,491         143,503
       Decrease (increase) in loans held for sale                                  (7,000)        764,200
       Increase (decrease) in-deferred loan origination fees, net                 115,053         (27,379)
       Gain on sale of investment securities, net
       Federal Home Loan Bank stock dividends                                      (2,392)
       Gain on sale of premises and equipment                                      (1,922)         (2,146)
       Increase in cash surrender value of life insurance                         (34,016)
       Increase in accrued interest receivable and other assets                    (2,253)        (99,427)
       Compensation expense on released ESOP shares                                32,000
       (Decrease) increase in accrued interest payable and other
         liabilities                                                              (88,746)       (153,946)
       Deferred taxes                                                              (6,000)             --
                                                                             ------------    ------------
         Net cash provided by operating activities                           $    790,362    $  1,273,182
                                                                             ------------    ------------
     Cash flows from investing activities:
       Purchase of available-for-sale investment securities                                    (3,033,046)
       Proceeds from call available-for-sale investment securities                              1,000,000
       Maturities of available-for-sale investment securities                     500,000         500,000
       Proceeds from principal payments received from available-for-sale
         investment securities                                                    471,589         193,226
       Proceeds from principal payments received from held-to-maturity
         investment securities                                                     51,803         109,199
       Net increase in loans                                                  (10,513,679)     (2,217,580)
       Purchase of premises and equipment                                        (110,613)       (188,097)
       Proceeds from the sale of premises and equipment                                           886,246
       Purchases of Federal Home Loan Bank stock                                 (416,308)        (14,900)
                                                                             ------------    ------------
         Net cash used in investing activities                               $(10,017,208)   $ (2,764,952)
                                                                             ------------    ------------

                   See notes to unaudited financial statements


                               YOLO COMMUNITY BANK
                             STATEMENT OF CASH FLOWS
                                   (Unaudited)
                                   (Continued)
             For the Six Month Periods Ended June 30, 2004 and 2003

                                                                                 2004             2003
                                                                             ------------    ------------
Cash flows from financing activities:
   Net increase in demand, interest bearing and savings deposits             $  1,036,867    $  4,365,597
   Net increase (decrease) in time deposits                                       130,780         401,872
   Net increase (decrease) short-term borrowings                                9,100,000
   Payments on notes payable                                                      (19,125)        (35,986)
   Proceeds from (payments on) ESOP borrowings                                    (32,000)        160,000
   Purchase of unearned ESOP shares                                                              (160,000)
   Cash distribution to shareholders                                             (471,023)       (373,743)
   Proceeds from stock issuance, gross                                                          1,965,872
   Payments for stock offering costs
   Proceeds from exercise of stock options
                                                                             ------------    ------------
         Net cash provided by financing activities                           $  9,745,499    $  6,323,612
                                                                             ------------    ------------
         (Decrease) increase in cash and cash equivalents                    $    518,653    $  4,831,842

   Cash and cash equivalents at beginning of year                            $  5,630,261    $  7,238,811
                                                                             ------------    ------------
   Cash and cash equivalents at the end of period                            $  6,148,914    $ 12,070,653
                                                                             ============    ============

                   See notes to unaudited financial statements

                               YOLO COMMUNITY BANK

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.       FINANCIAL STATEMENTS

In the opinion of management, the unaudited interim financial statements of Yolo Community Bank (the "Bank") contain all adjustments (consisting only of normal recurring accruals) necessary to present fairly the Bank's financial position at June 30, 2004 and December 31, 2003 and income and cash flows for the six month periods ended June 30, 2004 and 2003.

Certain information and footnote disclosures normally presented in financial statements prepared in accordance with generally accepted accounting principals have been omitted. These interim financial statements should be read in conjunction with the financial statements and notes thereto included in the Bank's 2003 audited financial statements. The results of operations for the six month period ended June 30, 2004 may not necessarily be indicative of the operating results for the full year.

In preparing such financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. The material estimate that is particularly susceptible to significant change in the near term relates to the determination of the allowance for loan losses.

2.       INVESTMENT SECURITIES

The amortized cost and estimated market value of investment securities at June 30, 2004 and December 31, 2003 are as follows:

Available-For-Sale
------------------

                                                                    2004
                                       ---------------------------------------------------------------
                                                           Gross            Gross           Estimated
                                         Amortized       Unrealized       Unrealized         Market
                                           Cost            Gains            Losses           Value
                                       ------------     ------------     ------------     ------------
U.S. Government agencies               $ 17,218,171     $     24,296     $   (268,864)    $ 16,973,603
U.S. Government guaranteed                2,279,222               --          (51,696)       2,227,526
  mortgage-backed securities
Municipal securities                      4,448,475               --         (102,640)       4,345,835
                                       ------------     ------------     ------------     ------------
                                       $ 23,945,868     $     24,296     $   (423,200)    $ 23,546,964
                                       ============     ============     ============     ============

Net unrealized losses on available-for-sale investment securities totaling $384,942 were recorded as accumulated other comprehensive loss within shareholders' equity at June 30, 2004.

There were no sales or transfers of available-for-sale investment securities for the six months ended June 30, 2004.


                               YOLO COMMUNITY BANK
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                   (Continued)

2.       INVESTMENT SECURITIES

Available-for-Sale (Continued)
------------------
                                                                    2003
                                       ---------------------------------------------------------------
                                                           Gross            Gross           Estimated
                                         Amortized       Unrealized       Unrealized         Market
                                           Cost            Gains            Losses           Value
                                       ------------     ------------     ------------     ------------
U.S. Government agencies               $ 17,787,238     $     86,489     $    (60,927)    $ 17,812,800
U.S. Government guaranteed
  mortgage-backed securities              2,761,598                           (20,898)       2,740,700
Municipal securities                      4,467,760           23,011          (16,971)       4,473,800
Other securities                              1,916              284                             2,200
                                       ------------     ------------     ------------     ------------
                                       $ 25,018,512     $    109,784     $    (98,796)    $ 25,029,500
                                       ============     ============     ============     ============

Net unrealized gains on available-for-sale investment securities totaling $10,604 were recorded as other comprehensive income within shareholders' equity at December 31, 2003.

There were no sales of available-for-sale investment securities during the year ended December 31, 2003.

Held-to-Maturity:
-----------------
                                                                     2004
                                       ---------------------------------------------------------------
                                                           Gross            Gross           Estimated
                                         Amortized       Unrealized       Unrealized         Market
                                           Cost            Gains            Losses           Value
                                       ------------     ------------     ------------     ------------
U.S. Government guaranteed
  mortgage-backed securities           $    184,115               --     $     (2,826)    $    181,289
                                       ============     ============     ============     ============

                                                                    2003
                                       ---------------------------------------------------------------
                                                           Gross            Gross           Estimated
                                         Amortized       Unrealized       Unrealized         Market
                                           Cost            Gains            Losses           Value
                                       ------------     ------------     ------------     ------------
U.S. Government guaranteed
  mortgage-backed securities           $    237,390     $         --     $       (890)    $    236,500
                                       ============     ============     ============     ============

There we no sales or transfers of held-to-maturity investment securities for the six months ended June 30, 2004 and the year ended December 31, 2003.

                               YOLO COMMUNITY BANK
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                   (Continued)

3.       COMPREHENSIVE INCOME

Total comprehensive income is comprised of net income and net unrealized gains and losses on available-for-sale securities. For the period ended June 30, 2004 total comprehensive income was $146,601. Total comprehensive income for the six month period ended June 30, 2003 was $606,544.

4.       EARNINGS PER SHARE

A reconciliation of the numerators and denominators of the basic and diluted earnings per share computations for the six month periods ended June 30, 2004 and 2003 is shown below.

                                                          Weighted
                                                          Average
                                                          Numbers
                                        Net Income       of Shares        Per Share
                                          Losses        Outstanding         Amount
                                       ------------     ------------     ------------
June 30, 2004
-------------
Basic earnings per share               $    542,147           71,693     $       7.56
                                                                         ============
Effect of dilutive stock options                 --            2,351
                                       ------------     ------------
Diluted earnings per share             $    542,147           74,044     $       7.32
                                       ============     ============     ============

June 30, 2003
-------------
Basic earnings per share               $    568,377           65,293     $       8.71
                                                                         ============
Effect of dilutive stock options                 --            1,200
                                       ------------     ------------
Diluted earnings per share             $    568,377           66,493     $       8.55
                                       ============     ============     ============